Exhibit 10.1
Execution Version

AMENDMENT NO. 1 TO THE
REVOLVING CREDIT AGREEMENT
    Dated as of May 31, 2023
AMENDMENT NO. 1 TO THE REVOLVING CREDIT AGREEMENT (this “Amendment”) by and among DARDEN RESTAURANTS, INC., a Florida corporation (the “Borrower”), the financial institutions party hereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
(1)    The Borrower, the lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement dated as of September 10, 2021 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    The parties hereto desire to make the amendments to the Credit Agreement set forth below on the terms as hereinafter set forth (the Credit Agreement as so amended, the “Amended Credit Agreement”).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Amendments to Credit Agreement.
Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below) the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex I hereto.
Transition to Adjusted Term SOFR. Notwithstanding any other provision herein or in the Amended Credit Agreement, the interest on any Eurodollar Rate Advances outstanding as of immediately prior to the occurrence of the Amendment Effective Date will continue to be determined in accordance with the Credit Agreement by reference to the Eurodollar Rate, until the end of the then current Interest Period of such Eurodollar Rate Advances, at which time interest shall be determined giving effect to the Amended Credit Agreement.
SECTION 2.Conditions to Effectiveness.
The amendments to the Credit Agreement set forth in Section 1 above shall become effective on the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts hereof executed by the Administrative Agent, the Borrower and each Lender.
SECTION 3.Borrower Representations.
The Borrower hereby represents and warrants that, as of the Amendment Effective Date, (a) on such date (after giving effect to this Amendment) the representations and
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warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and (b) no Default exists.
SECTION 4.Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(a)    The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 5.Costs and Expenses.
The Borrower agrees to all reasonable documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of Section 10.04(a) of the Credit Agreement.
SECTION 6.Execution in Counterparts.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 7.Governing Law.
This Amendment shall be governed by, and construed in accordance with, the Law of the State of New York.
[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.
DARDEN RESTAURANTS, INC.
By:    /s/ Scott C. Brophy
Name: Scott C. Brophy
Title: Vice President and Treasurer

[Signature Page to Darden Amendment No. 1]

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ David J. Smith
Name: David J. Smith
Title: Vice President

[Signature Page to Darden Amendment No. 1]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer
By:    /s/ Anthony Luppino
Name: Anthony Luppino
Title: Senior Vice President

[Signature Page to Darden Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer
By:    /s/ Andrew C. Hessick
Name: Andrew C. Hessick
Title: Director

[Signature Page to Darden Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Kate E. Welker
Name: Kate E. Welker
Title: Vice President

[Signature Page to Darden Amendment No. 1]

TRUIST BANK,
By:    /s/ Alysa Trakas
Name: Alysa Trakas
Title: Director

[Signature Page to Darden Amendment No. 1]

FIFTH THIRD BANK, NATIONAL ASSOCIATION
By:    /s/ John A. Marian
Name: John A. Marian
Title: SVP

[Signature Page to Darden Amendment No. 1]

MIZUHO BANK, LTD.,
as a Lender
By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

[Signature Page to Darden Amendment No. 1]

GOLDMAN SACHS BANK USA
By:    /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

[Signature Page to Darden Amendment No. 1]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH
By:    /s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

[Signature Page to Darden Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION
By:    /s/ George T. Hodges III
Name: George T. Hodges III
Title: Senior Vice President

[Signature Page to Darden Amendment No. 1]

Annex I

Amended Credit Agreement

(See attached)

~~EXECUTION COPY~~
ANNEX I TO AMENDMENT NO. 1 DATED AS OF MAY 31, 2023

Published CUSIP Numbers:
Deal CUSIP: 23719GAQ1
Revolver Facility CUSIP: 23719GAR9
$1,000,000,000
CREDIT AGREEMENT
Dated as of September 10, 2021
among
DARDEN RESTAURANTS, INC.,
as Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent,
and
THE LENDERS PARTY HERETO

WELLS FARGO BANK, NATIONAL ASSOCIATION,
and
U.S. BANK NATIONAL ASSOCIATION,
as Syndication Agents
TRUIST BANK
and
FIFTH THIRD BANK, NATIONAL ASSOCIATION
as Documentation Agents
BOFA SECURITIES, INC.
WELLS FARGO SECURITIES, LLC
and
U.S. BANK NATIONAL ASSOCIATION,
as
Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
Page
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
SECTION 1.01    Defined Terms    1
SECTION 1.02    Other Interpretive Provisions    ~~25~~22
SECTION 1.03    Accounting Terms    ~~26~~23
SECTION 1.04    Rounding    ~~26~~24
SECTION 1.05    Interest Rates    ~~26~~24
SECTION 1.06    Divisions    ~~26~~24
SECTION 1.07    [Reserved]    ~~27~~24
SECTION 1.08    Times of Day    ~~27~~25
SECTION 1.09    Letter of Credit Amounts    ~~27~~25
ARTICLE II
THE COMMITMENTS AND CREDIT EXTENSIONS
SECTION 2.01    Loans    ~~27~~25
SECTION 2.02    Borrowings, Conversions and Continuations of Loans    ~~27~~25
SECTION 2.03    Letters of Credit    ~~29~~27
SECTION 2.04    [Reserved]    ~~38~~36
SECTION 2.05    Prepayments    ~~38~~36
SECTION 2.06    Termination or Reduction of Commitments    ~~39~~37
SECTION 2.07    Repayment of Loans    ~~39~~38
SECTION 2.08    Interest    ~~39~~38
SECTION 2.09    Fees    ~~40~~38
SECTION 2.10    Computation of Interest and Fees    ~~41~~39
SECTION 2.11    Evidence of Debt    ~~41~~39
SECTION 2.12    Payments Generally; Administrative Agent’s Clawback    ~~42~~40
SECTION 2.13    Sharing of Payments by Lenders    ~~44~~42
SECTION 2.14    Increase in Commitments    ~~44~~43
SECTION 2.15    Cash Collateral    ~~46~~44
SECTION 2.16    Defaulting Lenders    ~~47~~45
SECTION 2.17    Extension Option    ~~49~~47
ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY
SECTION 3.01    Taxes    ~~51~~49
SECTION 3.02    Illegality    ~~55~~53
SECTION 3.03    Inability to Determine Rates    ~~55~~53
SECTION 3.04    Increased Costs    ~~58~~56
SECTION 3.05    Compensation for Losses    ~~60~~57
SECTION 3.06    Mitigation Obligations; Replacement of Lenders    ~~60~~58
SECTION 3.07    Survival    ~~61~~58
ARTICLE IV
CONDITIONS PRECEDENT
SECTION 4.01    Conditions to Effectiveness    ~~61~~58
SECTION 4.02    Conditions to Subsequent Credit Extensions    ~~62~~60
ARTICLE V
REPRESENTATIONS AND WARRANTIES
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SECTION 5.01    Existence, Qualification and Power    ~~63~~61
SECTION 5.02    Authorization; No Contravention    ~~63~~61
SECTION 5.03    Governmental Authorization    ~~63~~61
SECTION 5.04    Binding Effect    ~~64~~61
SECTION 5.05    Financial Statements    ~~64~~61
SECTION 5.06    Litigation    ~~64~~62
SECTION 5.07    No Default    ~~65~~62
SECTION 5.08    Environmental Compliance    ~~65~~62
SECTION 5.09    Taxes    ~~65~~62
SECTION 5.10    ERISA Compliance    ~~65~~63
SECTION 5.11    Margin Regulations; Investment Company Act    ~~66~~63
SECTION 5.12    Disclosure    ~~66~~63
SECTION 5.13    Compliance with Laws    ~~66~~64
SECTION 5.14    OFAC    ~~66~~64
SECTION 5.15    Anti-Corruption Laws    ~~66~~64
SECTION 5.16    Affected Financial Institutions    ~~67~~64
SECTION 5.17    ERISA    ~~67~~64
ARTICLE VI
AFFIRMATIVE COVENANTS
SECTION 6.01    Financial Statements    ~~67~~64
SECTION 6.02    Certificates; Other Information    ~~68~~65
SECTION 6.03    Notices    ~~69~~66
SECTION 6.04    Payment of Tax Obligations    ~~69~~67
SECTION 6.05    Preservation of Existence, Etc.    ~~69~~67
SECTION 6.06    Maintenance of Properties    ~~69~~67
SECTION 6.07    Maintenance of Insurance    ~~70~~67
SECTION 6.08    Compliance with Laws    ~~70~~67
SECTION 6.09    Books and Records    ~~70~~67
SECTION 6.10    Inspection Rights    ~~70~~67
SECTION 6.11    Use of Proceeds; Margin Stock    ~~70~~68
SECTION 6.12    Anti-Corruption Laws    ~~71~~68
ARTICLE VII
NEGATIVE COVENANTS
SECTION 7.01    Liens    ~~71~~68
SECTION 7.02    Acquisitions    ~~72~~70
SECTION 7.03    Subsidiary Indebtedness    ~~73~~70
SECTION 7.04    Fundamental Changes    ~~73~~70
SECTION 7.05    Dispositions    ~~74~~71
SECTION 7.06    Transactions with Affiliates    ~~74~~72
SECTION 7.07    Burdensome Agreements    ~~74~~72
SECTION 7.08    Consolidated Total Debt to Capitalization Ratio    ~~75~~72
SECTION 7.09    Sanctions    ~~75~~72
SECTION 7.10    Anti-Corruption Laws    ~~75~~72
ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES
SECTION 8.01    Events of Default    ~~75~~73
SECTION 8.02    Remedies Upon Event of Default    ~~77~~74
SECTION 8.03    Application of Funds    ~~78~~75
ARTICLE IX
ADMINISTRATIVE AGENT
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SECTION 9.01    Appointment and Authority    ~~79~~76
SECTION 9.02    Rights as a Lender    ~~79~~76
SECTION 9.03    Exculpatory Provisions    ~~79~~77
SECTION 9.04    Reliance by Administrative Agent    ~~80~~78
SECTION 9.05    Delegation of Duties    ~~81~~78
SECTION 9.06    Resignation of Administrative Agent    ~~81~~78
SECTION 9.07    Non-Reliance on Administrative Agent and Other Lenders    ~~82~~80
SECTION 9.08    No Other Duties, Etc.    ~~82~~80
SECTION 9.09    Administrative Agent May File Proofs of Claim    ~~83~~80
SECTION 9.10    Lender ERISA Matters    ~~83~~81
SECTION 9.11    Recovery of Erroneous Payments    ~~85~~82
ARTICLE X
MISCELLANEOUS
SECTION 10.01    Amendments, Etc.    ~~85~~82
SECTION 10.02    Notices; Effectiveness; Electronic Communications    ~~86~~84
SECTION 10.03    No Waiver; Cumulative Remedies    ~~88~~86
SECTION 10.04    Expenses; Indemnity; Damage Waiver    ~~88~~86
SECTION 10.05    Payments Set Aside    ~~90~~87
SECTION 10.06    Successors and Assigns    ~~90~~88
SECTION 10.07    Treatment of Certain Information; Confidentiality    ~~97~~94
SECTION 10.08    Right of Setoff    ~~98~~95
SECTION 10.09    Interest Rate Limitation    ~~98~~96
SECTION 10.10    Counterparts; Integration; Effectiveness    ~~98~~96
SECTION 10.11    Survival of Representations and Warranties    ~~99~~96
SECTION 10.12    Severability    ~~99~~96
SECTION 10.13    Replacement of Lenders    ~~99~~97
SECTION 10.14    Governing Law; Jurisdiction; Etc.    ~~100~~97
SECTION 10.15    Waiver of Jury Trial    ~~101~~98
SECTION 10.16    No Advisory or Fiduciary Responsibility    ~~101~~99
SECTION 10.17    Electronic Execution of Assignments and Certain Other Documents    ~~102~~99
SECTION 10.18    USA PATRIOT Act Notice    ~~102~~100
SECTION 10.19    Reserved    ~~102~~100
SECTION 10.20    Acknowledgement and Consent to Bail-In of Affected Financial Institutions    ~~102~~100

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SCHEDULES
1.01(a)    Existing Letters of Credit
2.01    Commitments
7.01    Existing Material Liens
10.02    Administrative Agent’s Office, Certain Addresses for Notices
EXHIBITS
A    Form of Loan Notice
B    [Reserved]
C    Form of Note
D    Form of Compliance Certificate
E    Form of Assignment and Assumption
F    Form of Extension Agreement
G-1    U.S. Tax Compliance Certificate (Foreign Lenders, not Partnerships)
G-2    U.S. Tax Compliance Certificate (Foreign Participants, not Partnerships)
G-3    U.S. Tax Compliance Certificate (Foreign Participants, Partnerships)
G-4    U.S. Tax Compliance Certificate (Foreign Lenders, Partnerships)

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CREDIT AGREEMENT
This CREDIT AGREEMENT (“Agreement”) is entered into as of September 10, 2021, among DARDEN RESTAURANTS, INC., a Florida corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent.
WITNESSETH:
WHEREAS, the Borrower desires to obtain from the Lenders a revolving credit facility in an aggregate initial principal amount of $1,000,000,000, including a $150,000,000 sublimit for the issuance of standby letters of credit and an option to increase the aggregate principal amount of such credit facility by up to $500,000,000, the proceeds of which will be used for (i) working capital and capital expenditures, (ii) the refinancing of certain existing indebtedness, (iii) Permitted Acquisitions and (iv) general corporate purposes; and
WHEREAS, the Borrower has requested that the Lenders provide a credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
•
DEFINITIONS AND ACCOUNTING TERMS
oDefined Terms
. As used in this Agreement, the following terms shall have the meanings set forth below:
“Acquisition” means any transaction pursuant to which the Borrower or any of its Subsidiaries (a) acquires all or substantially all of the Equity Interests of any Person (other than the Borrower or a Subsidiary of the Borrower), or otherwise makes any Person a Subsidiary of the Borrower, or causes any Person other than a Subsidiary to be merged into the Borrower or any of its Subsidiaries, or (b) purchases all or substantially all of the business or assets of any Person (other than the Borrower or a Subsidiary of the Borrower).
“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

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“Agreement” has the meaning specified in the introductory paragraph hereto and means this Credit Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time.
“Aggregate Commitments” means the Commitments of all the Lenders, which is, as of the Effective Date, $1,000,000,000 and which amount may be adjusted from time to time in accordance with this Agreement.
“Anniversary Date” has the meaning specified in Section 2.17.
“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in Section 2.16. If the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments.
“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

Pricing Level		Debt Rating			Facility Fee	Applicable Rate for ~~Eurodollar Rate~~Term SOFR Loans; Letter of Credit Fee	Applicable Rate for Base Rate Loans
		S&P	Moody’s	Fitch
I	>	BBB+	Baa1	BBB+	0.090%	0.785%	0%
II	=	BBB+	Baa1	BBB+	0.100%	0.900%	0%
III	=	BBB	Baa2	BBB	0.125%	1.000%	0%
IV	=	BBB-	Baa3	BBB-	0.175%	1.075%	0.075%
V	<	BBB-	Baa3	BBB-	0.225%	1.275%	0.275%

Each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section

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10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.
“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended May 30, 2021, and the related consolidated statements of earnings, changes in shareholders’ equity and accumulated other comprehensive income (loss) and cash flows for each such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.
“Availability Period” means, with respect to each Lender, the period from and including the Effective Date to the earliest of (a) the Maturity Date applicable to such Lender, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.06, and (c) the date of termination of the Commitment of each Lender and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.
~~“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.~~
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A. and its successors.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the ~~Eurodollar Rate~~Term SOFR plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
~~“Benchmark” means, initially, LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.03(c) then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior~~

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~~benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.~~
~~“Benchmark Replacement” means:~~
~~(1) For purposes of Section 3.03(c)(i), the first alternative set forth below that can be determined by the Administrative Agent:~~
~~(a) the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration, or~~
~~(b) the sum of: (i) Daily Simple SOFR and (ii) 0.11448% (11.448 basis points);~~
~~provided  that, if initially LIBOR is replaced with the rate contained in clause (b) above (Daily Simple SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent in its sole discretion, and the Administrative Agent notifies the Borrower and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (a) above; and~~
~~(2)    For purposes of Section 3.03(c)(ii), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by a Relevant Governmental Body, for Dollar-denominated syndicated credit facilities at such time;~~
~~provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.~~
~~Any Benchmark Replacement shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.~~
~~“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest,~~

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~~timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).~~
~~“Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark or a Governmental Authority with jurisdiction over such administrator announcing or stating that all Available Tenors are or will no longer be representative, or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement or publication, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide any representative tenors of such Benchmark after such specific date.~~
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Board of Directors” means, as to any Person, the board of directors or other governing body of such Person.
“BofA Securities” means BofA Securities, Inc., in its capacity as joint lead arranger and joint bookrunner.
“Borrower” has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of ~~Eurodollar Rate~~Term SOFR Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located ~~and, if such day relates to any interest rate settings as to a Eurodollar Rate Loan, any fundings, disbursements, settlements and payments in respect of any such Eurodollar Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market.~~.

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“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which in accordance with GAAP, is or should be accounted for, as a finance lease (but not an operating lease) on the balance sheet of such Person.
“Cash Collateral” and “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent or an L/C Issuer (as applicable) and the Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) such L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.
“Change of Control” means, an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becomes the “beneficial owner” within the meaning of the Securities Exchange Act of 1934, directly or indirectly, of 50% or more of the outstanding equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower; or
(b)    during any period of 24 consecutive months, a majority of the seats (other than vacant seats) of the Board of Directors of the Borrower shall be occupied by individuals who were not (i) members of the Board of Directors of the Borrower on the first day of such period, (ii) elected or nominated by the Board of Directors of the Borrower or (iii) elected or nominated by directors elected or nominated as referred to in clauses (i) and (ii) above.
“CME” means CME Group Benchmark Administration Limited.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commitment” means, as to each Lender, its obligation to (a) make Loans to the Borrower pursuant to Section 2.01, and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

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“Competitor” means any Person designated by the Borrower to the Administrative Agent as a “Competitor” pursuant to a written notice in form and substance satisfactory to the Administrative Agent. It is understood and agreed that such written notice(s) shall be posted to the Platform.
“Compliance Certificate” means a certificate substantially in the form of Exhibit D hereto.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, as reasonably determined by the Administrative Agent in consultation with the Borrower, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, reasonably determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Capitalized Lease Obligations” means, at any date of determination, the aggregate capitalized amount of obligations of the Borrower and its Subsidiaries under Capital Leases on such date, determined on a consolidated basis in accordance with GAAP.
“Consolidated Indebtedness” means, at any date of determination, Indebtedness of the Borrower and its consolidated Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP minus Consolidated Capitalized Lease Obligations on such date.
“Consolidated Lease Obligations” means, at any date of determination, the aggregate amount of lease and rental commitments (in the minimum amount required by the applicable lease or rental agreements) of the Borrower and its Subsidiaries for the most recently ended period of four consecutive fiscal quarters, on a consolidated basis (such consolidation to be in accordance with GAAP).
“Consolidated Total Assets” means the net book value of all assets of the Borrower and its Subsidiaries reflected on the consolidated balance sheet of the Borrower and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP.
“Consolidated Total Debt” means, at any date of determination, the sum of (a) Consolidated Indebtedness on such date plus (b) Excess Letter of Credit Obligations on such date plus (c) the product of (i) 6.00 multiplied by (ii) Consolidated Lease Obligations on such date.

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“Consolidated Total Debt to Capitalization Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Debt to (b) the sum of (i) Stockholders’ Equity plus (ii) Consolidated Total Debt.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement or instrument to which such Person is a party.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.
“Controlling” and “Controlled” have meanings correlative thereto.
“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.
“Daily Simple SOFR” with respect to any applicable determination date means the ~~secured overnight financing rate (“~~SOFR~~”)~~  published on such date ~~by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator)~~ on the Federal Reserve Bank of New York’s website (or any successor source).
“Debt Rating” means, as of any date of determination, the rating as determined by any of S&P, Moody’s or Fitch (collectively, the “Debt Ratings”) of the Borrower’s non-credit- enhanced, senior unsecured long-term debt; provided that (a) if one of the respective Debt Ratings issued by the foregoing rating agencies falls within a different pricing level listed in the definition of “Applicable Rate” (each, a “Pricing Level”), then the Pricing Level shall be set based on the Pricing Level shared by the other two rating agencies; (b) if the Debt Ratings issued by the foregoing rating agencies all fall within different Pricing Levels, then the Pricing Level shall be set based on the middle of such Pricing Levels; (c) if one of the Debt Ratings is no longer available and there is a split in the remaining two Debt Ratings, then the Pricing Level shall be set based on the higher Debt Rating (provided that if the Debt Ratings are split by more than one Pricing Level, the Pricing Level shall be set based on the Pricing Level one level below the higher Debt Rating); (d) if the Borrower has only one Debt Rating, the Pricing Level shall be set based on that Debt Rating; and (e) if the Borrower does not have any Debt Rating, Pricing Level V shall apply.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means an interest rate equal to:
(a)    in the case of ~~Eurodollar Rate~~Term SOFR Loans, the sum of (i) the ~~Eurodollar Rate~~Term SOFR for such Loans plus (ii) the Applicable Rate plus (iii) 2% per annum;
(b)    in the case of the Letter of Credit Fees, the sum of (i) the Applicable Rate plus (ii) 2% per annum; and

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(c)    in the case of Base Rate Loans and for all other Obligations (including L/C Borrowings), the sum of (i) the Base Rate plus (ii) the Applicable Rate plus (iii) 2% per annum.
“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, each L/C Issuer and each other Lender promptly following such determination.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by the Borrower or any Subsidiary, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes issued by any other Person or accounts receivable or any rights and claims associated therewith or any capital stock of, or other Equity Interests in, any other Person.
“Dollar” and “$” mean lawful money of the United States.
~~“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is~~

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~~provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.~~
~~“Early Opt-in Election” means the occurrence of:~~
~~(1)    a determination by the Administrative Agent, or a notification by the Borrower to the Administrative Agent that the Borrower has made a determination, that Dollar-denominated syndicated credit facilities that include language similar to that contained in Section 3.03(c), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, and~~
~~(2)    the joint election by the Administrative Agent and the Borrower to replace LIBOR with a Benchmark Replacement and the provision by the Administrative Agent of written notice of such election to the Lenders.~~
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means September 10, 2021.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).
“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting.
“ERISA” means the Employee Retirement Income Security Act of 1974.

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“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, which in either case results in a Material Adverse Effect; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan, which results in a Material Adverse Effect; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA, which in either case results in a Material Adverse Effect; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) the institution of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower (including such liability imposed upon Borrower in its capacity as an ERISA Affiliate of another entity).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
~~“Eurodollar Base Rate” means:~~
~~(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period (“LIBOR”) as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and~~
~~(b)    for any interest rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time, determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that date;~~
~~provided that, if the Eurodollar Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.~~
~~“Eurodollar Rate” means (a) for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent to be equal to the quotient obtained by dividing (i) the Eurodollar Base Rate for such Eurodollar Rate Loan for such Interest Period by (ii) one minus the Eurodollar Reserve Percentage for such Eurodollar Rate Loan for such Interest Period and (b) for any day with respect to any Base Rate Loan bearing interest at a rate based on the Eurodollar Rate, a rate per annum determined by the Administrative Agent to be equal to the quotient obtained by dividing (i) the Eurodollar Base Rate for such Base Rate~~

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~~Loan for such day by (ii) one minus the Eurodollar Reserve Percentage for such Base Rate Loan for such day.~~
~~“Eurodollar Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate.”~~
~~“Eurodollar Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurodollar fundings (currently referred to as “Eurocurrency liabilities”). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.~~
“Event of Default” has the meaning specified in Section 8.01.
“Excess Letter of Credit Obligations” means, at any time, the amount by which (a) all unpaid reimbursement obligations and all amounts available to be drawn under all letters of credit (including Letters of Credit hereunder) of the Borrower and its Subsidiaries on a consolidated basis exceed (b) $150,000,000.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to any such Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office is located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.06) or (ii) such Lender changes its Lending Office except in each case to the extent that, pursuant to Section 3.01(a), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office; (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f), and (d) any U.S. federal withholding taxes imposed under FATCA.
“Existing Credit Agreement” means that certain Credit Agreement, dated as of October 27, 2017, among the Borrower, Bank of America, as administrative agent, the syndication agents and documentation agent party thereto and a syndicate of lenders.
“Existing Letters of Credit” means the letters of credit described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on Schedule 1.01(a).
“Extended Letter of Credit” has the meaning specified in Section 2.03.
“Facility Fee” has the meaning set forth in Section 2.09(a).
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official

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interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any applicable intergovernmental agreement entered into to implement Sections 1471 through 1474 of the Code.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent; provided that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Fee Letters” means (a) the fee letter agreement, dated August 17, 2021, among the Borrower, the Administrative Agent and BofA Securities, (b) the fee letter agreement, dated August 17, 2021, among the Borrower, Wells Fargo Bank, N.A. and Wells Fargo Securities, LLC and (c) the fee letter agreement, dated August 17, 2021, between the Borrower and U.S. Bank National Association.
“Fitch” means Fitch IBCA, Inc.
“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for Tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. The term “Foreign Lender” shall also be deemed to include any Lender that is a “disregarded entity” or a foreign partnership or other pass-through entity for U.S. federal income Tax purposes if such Lender has one or more foreign owners.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to any L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations owing to such L/C Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination consistently applied.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising

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executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).
“Guarantee” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness. The term “Guarantee” as a verb has a corresponding meaning.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Honor Date” has the meaning specified in Section 2.03(c)(i).
“Increase Effective Date” has the meaning specified in Section 2.14(d).
“Indebtedness” means, as of any date of determination, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder and obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments), (b) all direct obligations arising under bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (c) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (d) all Consolidated Capitalized Lease Obligations, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Borrower or any Subsidiary (the amount of such Guarantees to be determined in accordance with GAAP), and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or any such Subsidiary.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitees” has the meaning specified in Section 10.04(b).
“Information” has the meaning specified in Section 10.07.
“Intangible Assets” means assets of the Borrower and its Subsidiaries that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

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“Interest Payment Date” means, (a) as to any Loan made by any Lender other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date applicable to such Lender; provided, however, that if any Interest Period for a ~~Eurodollar Rate~~Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan made by any Lender, the last Business Day of each March, June, September and December and the Maturity Date applicable to such Lender.
“Interest Period” means as to each ~~Eurodollar Rate~~Term SOFR Loan, the period commencing on the date such ~~Eurodollar Rate~~Term SOFR Loan is disbursed or converted to or continued as a ~~Eurodollar Rate~~Term SOFR Loan and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in its Loan Notice; provided that:
(i)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
(ii)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(iii)    no Interest Period shall extend beyond the latest Maturity Date.
“IRS” means the United States Internal Revenue Service.
“ISP” means with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by an L/C Issuer and the Borrower (or any Subsidiary) or in favor of such L/C Issuer and relating to any such Letter of Credit.
“Joint Lead Arrangers” means BofA Securities, Wells Fargo Securities, LLC and U.S. Bank National Association.
“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed by the Borrower on the Honor Date or refinanced as a Borrowing.

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“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.
“L/C Issuer” means each of Bank of America, Wells Fargo Bank, National Association and U.S. Bank National Association in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes each Lender with a commitment to make Loans as designated in Section 2.01 or in an Assignment and Assumption pursuant to which such Lender becomes a party hereto.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as to which a Lender may from time to time notify the Borrower and the Administrative Agent which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.
“Letter of Credit” means (a) any standby letter of credit issued hereunder and (b) any Existing Letter of Credit.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer.
“Letter of Credit Commitment” means, with respect to each L/C Issuer, its obligation to issue Letters of Credit in an aggregate amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01. The Letter of Credit Commitment is part of, and not in addition to, the Aggregate Commitments.
“Letter of Credit Expiration Date” means the day that is seven days prior to the latest Maturity Date then in effect (or, if such day is not a Business Day, the immediately preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(h).
“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $150,000,000 and (b) the Aggregate Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.
~~“LIBOR” has the meaning specified in the definition of “Eurodollar Base Rate.”~~
“Lien” means (a) any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest, (b) the

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interest of a vendor or lessor under any conditional sale, finance lease or other title retention agreement (but not an operating lease) and (c) any easement, right of way or other encumbrance on title to real property.
“Loan” has the meaning specified in Section 2.01.
“Loan Documents” means this Agreement, each Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement and the Fee Letters.
“Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of ~~Eurodollar Rate~~Term SOFR Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
~~“Loan Documents” means this Agreement, each Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement and the Fee Letters.~~
“Margin Regulations” means Regulations T, U and X of the FRB.
“Margin Stock” has the meaning specified in the Margin Regulations.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business or properties of the Borrower and the Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Loan Document.
“Material Indebtedness” means, at any date, any Indebtedness (excluding any Indebtedness outstanding hereunder), or obligations in respect of one or more Swap Contracts, of the Borrower or any Material Subsidiary, having an aggregate outstanding principal amount exceeding the Threshold Amount on such date. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Material Subsidiary in respect of any Swap Contract at any time shall be the aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Swap Contract were terminated at the close of business on such date.
“Material Subsidiary” means each Subsidiary of the Borrower that the Borrower includes in Exhibit 21 to its Annual Reports on Form 10-K pursuant to Item 601(b)(21) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
“Maturity Date” means September 10, 2026, subject to the extension thereof pursuant to Section 2.17; provided, however, that the Maturity Date of any Lender that is a Non-Extending Lender to any requested extension pursuant to Section 2.17 shall be the Maturity Date in effect immediately prior to the applicable Anniversary Date for all purposes of this Agreement; provided, further, that if such date is not a Business Day, the Maturity Date shall be the next succeeding Business Day.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

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“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all or all affected Lenders in accordance with the terms of Section 10.01 and (ii) has been approved by the Required Lenders.
“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit C hereto.
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Borrower under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorney fees and disbursements, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligations of the Borrower to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of the Borrower.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
~~“Other Rate Early Opt-in” means the Administrative Agent and the Borrower have elected to replace LIBOR with a Benchmark Replacement other than a SOFR-based rate~~

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~~pursuant to (1) an Early Opt-in Election and (2) Section 3.03(c)(ii) and paragraph (2) of the definition of “Benchmark Replacement”.~~
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made at the request of the Borrower pursuant to Section 3.06).
“Outstanding Amount” means (a) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans occurring on such date; and (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.
“Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation.
“Participant” has the meaning specified in Section 10.06(d).
“Participant Register” has the meaning specified in Section 10.06(d).
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Act” means the Pension Protection Act of 2006.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.
“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to minimum funding standards under Section 412 of the Code.
“Permitted Acquisition” means any Acquisition (a) which has been approved by the Board of Directors of the Person to be acquired (or whose assets or property are to be acquired) in connection with such Acquisition and (b) as to which both immediately prior to and after giving pro forma effect thereto no Default exists.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

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“Platform” has the meaning specified in Section 6.02.
“Public Filings” means (i) the Borrower’s Annual Report on Form 10-K for the year ended May 30, 2021, and (ii) the Borrower’s Current Report on Form 8-K filed with the SEC on June 24, 2021 and any other Current Reports on Form 8-K filed with the SEC after May 30, 2021 but before the Effective Date.
“Public Lender” has the meaning specified in Section 6.02.
“Recipient” means (a) the Administrative Agent, (b) any Lender, (c) any L/C Issuer or (d) any other recipient of any payment to be made by or on account of or any withholding with respect to any obligation of the Borrower.
“Register” has the meaning specified in Section 10.06(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.
~~“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.~~
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice, and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.
“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02 or otherwise, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
“Rescindable Amount” has the meaning as defined in Section 2.12(b)(ii).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of the Borrower and, solely for purposes of notices given pursuant to Article II, any other officer of the Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower.

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“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, ~~Her~~His Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
“S&P” means S&P Global Ratings, a S&P Global Inc. business, and any successor thereto.
“Same Day Funds” means immediately available funds.
“Scheduled Unavailability Date” has the meaning as defined in Section 3.03(b).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
~~“SOFR Early Opt-in” means the Administrative Agent and the Borrower have elected to replace LIBOR pursuant to (1) an Early Opt-in Election and (2) Section 3.03(c)(i) and paragraph (1) of the definition of “Benchmark Replacement”.~~
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“SOFR Adjustment” means 0.10%.
“Stockholders’ Equity” means, at any time, the shareholders’ equity of the Borrower and its consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its consolidated Subsidiaries prepared in accordance with GAAP.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Successor Rate” has the meaning as defined in Section 3.03(b).
“Swap Contract” means any agreement with respect to any rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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“Term SOFR” means~~, for the applicable corresponding tenor (or if any Available Tenor of a Benchmark does not correspond to an Available Tenor for the applicable Benchmark Replacement, the closest corresponding Available Tenor and if such Available Tenor corresponds equally to two Available Tenors of the applicable Benchmark Replacement, the corresponding tenor of the shorter duration shall be applied),~~ :
(a)for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment; and
(b)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment;
provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement.
“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Term SOFR.”
“Term SOFR Screen Rate” means the forward-looking SOFR term rate ~~based on SOFR that has been selected or recommended by the Relevant Governmental Body.~~administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Test Amount” means, on any date of determination, an amount equal to 30% of the Consolidated Total Assets as of the last day of the fiscal year most recently ended prior to such date for which financial statements have been prepared and delivered to the Lenders.
“Threshold Amount” means $50,000,000.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.
“Trade Date” has the meaning specified in Section 10.06(b)(i)(B).
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a ~~Eurodollar Rate~~Term SOFR Loan.
“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA

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Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f).
“Wholly-Owned Subsidiary” means as of any date a Subsidiary of a Person with respect to which all the outstanding equity securities entitled to vote in the election of the Board of Directors or managers (or other persons performing similar function) of such Subsidiary (other than director’s qualifying shares or similar equity interests, shares or interests held by other Persons in connection with requirements under liquor licensing laws or regulations and preferred equity interests in real estate investment trusts that are otherwise wholly-owned) are directly or indirectly beneficially owned by such Person on such date.
“Withholding Agent” means the Borrower and the Administrative Agent
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
oOther Interpretive Provisions
. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
•The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as

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the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
•In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
•Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
•Each reference to “basis points” or “bps” shall be interpreted in accordance with the convention that 100 bps = 1.0%.
oAccounting Terms
.
Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.
Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between

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calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
oRounding
. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
oInterest Rates
. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to ~~the rates in the definition of “Eurodollar Rate”~~any reference rate referred to herein or with respect to any ~~comparable~~rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate ~~thereto~~ (including, without limitation, any ~~Benchmark Replacement~~Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any ~~Benchmark Replacement~~ Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
oDivisions
. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
o[Reserved]
.
oTimes of Day
. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

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oLetter of Credit Amounts
. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit available to be drawn shall be deemed to be the difference of (a) the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time, less (b) any amounts drawn or otherwise not available to be drawn under such Letter of Credit and not reinstated or available to be reinstated, whether by automatic increase or otherwise.
•
THE COMMITMENTS AND CREDIT EXTENSIONS
oLoans
. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Loan”) to the Borrower in Dollars from time to time, on any Business Day during the Availability Period applicable to such Lender, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments and (ii) the aggregate Outstanding Amount of the Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, repay or prepay under Section 2.05, and reborrow under this Section 2.01. Loans may be Base Rate Loans or ~~Eurodollar Rate~~Term SOFR Loans, as further provided herein.
oBorrowings, Conversions and Continuations of Loans
.
Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of ~~Eurodollar Rate~~Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone or a Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice. Each such notice must be received by the Administrative Agent not later than 12:00 noon (i) ~~three~~two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~Term SOFR Loans or of any conversion of ~~Eurodollar Rate~~Term SOFR Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other or a continuation of ~~Eurodollar Rate~~Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted or continued and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a

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conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable ~~Eurodollar Rate~~Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection (a). In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 2:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Article IV, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting an account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date the Loan Notice with respect to such Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings and, second, shall be made available to the Borrower as provided above.
During the existence of a Default, no Loans may be requested as, converted to or continued as ~~Eurodollar Rate~~Term SOFR Loans without the consent of the Required Lenders.
The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for ~~Eurodollar Rate~~Term SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
After giving effect to all Borrowings, all conversions of Loans from one Type to the other and all continuations of Loans as the same Type, there shall not be more than twelve (12) Interest Periods in effect with respect to Loans.
The failure of any Lender to make any Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender on the date of any Borrowing.
(a)With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
oLetters of Credit

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The Letter of Credit Commitment.
oSubject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars for the account of the Borrower or its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower and/or its Subsidiaries in any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (I) the Total Outstandings shall not exceed the Aggregate Commitments, (II) the aggregate Outstanding Amount of the Loans of any Lender plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Lender’s Commitment, (III) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit, (IV) the Outstanding Amount of the L/C Obligations issued by such L/C Issuer shall not exceed such L/C Issuer’s Letter of Credit Commitment, and (V) if there shall exist any Non-Extending Lenders, the aggregate L/C Obligations in respect of all Letters of Credit having an expiration date after the Maturity Date of any Non-Extending Lender shall not exceed the limit set forth in clause (II) above calculated solely with respect to the Lenders other than the Non-Extending Lenders. Each request by the Borrower for the issuance, extension or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Furthermore, each Lender acknowledges and confirms that it has a participation interest in the liability of the applicable L/C Issuer under the Existing Letters of Credit in a percentage equal to its Applicable Percentage of the Loans. The Borrower’s reimbursement obligations in respect of the Existing Letters of Credit, and each Lender’s obligations in connection therewith, shall be governed by the terms of this Agreement.
oNo L/C Issuer shall issue any Letter of Credit, if:

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•subject to Section 2.03(b)(iv), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or
•the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date; provided, however, that a Letter of Credit having an expiry date later than the Letter of Credit Expiration Date (an “Extended Letter of Credit”) may be issued if (1) such Extended Letter of Credit (x) has an expiry date no later than one year after the issuance of such Extended Letter of Credit and (y) does not provide for the renewal thereof for additional periods, and (2) Cash Collateral satisfactory to the applicable L/C Issuer in its sole discretion is provided in respect of such Extended Letter of Credit on the Maturity Date in accordance with Section 2.15. Notwithstanding the terms of Section 2.03(h), each Extended Letter of Credit shall have a Letter of Credit Fee applicable thereto at all times after the latest Maturity Date that shall be agreed to between the applicable L/C Issuer and the Borrower.
oNo L/C Issuer shall be under any obligation to issue any Letter of Credit if:
•any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such L/C Issuer in good faith deems material to it;
•the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;
•except as otherwise agreed by the Administrative Agent and such L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000;
•such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or
•any Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, reasonably satisfactory to such L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

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oNo L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.
oNo L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
oEach L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer.
Procedures for Issuance and Amendment of Letters of Credit.
oEach Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by such L/C Issuer, by personal delivery or by any other means acceptable to such L/C Issuer. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to such L/C Issuer the following: (1) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (2) the amount thereof; (3) the expiry date thereof; (4) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested

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Letter of Credit; and (H) such other matters as such L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to such L/C Issuer the following: (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such L/C Issuer may reasonably require. Additionally, the Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may reasonably require.
oPromptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Lender, the Administrative Agent or the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more of the applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.
oPromptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
oIf the Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any

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such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each case directing such L/C Issuer not to permit such extension.
Drawings and Reimbursements; Funding of Participations.
oUpon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof and shall state the date payment shall be made by such L/C Issuer. Not later than 11:00 a.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the applicable L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the applicable conditions set forth in Article IV (other than the delivery of a Loan Notice). Any

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notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
oEach Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) to the Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer.
oWith respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the applicable conditions set forth in Article IV cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.
oUntil each Lender funds its Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the applicable L/C Issuer.
oEach Lender’s obligation to make Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against such L/C Issuer, the Administrative Agent, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance

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of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Loans pursuant to this Section 2.03(c) is subject to the applicable conditions set forth in Article IV (other than delivery by the Borrower of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.
oIf any Lender fails to make available to the Administrative Agent for the account of an L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
Repayment of Participations.
oAt any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.
oIf any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any

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settlement entered into by such L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
Obligations Absolute. The obligation of the Borrower to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
oany lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document or any other agreement or instrument relating thereto;
othe existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), such L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
oany draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
oany payment by such L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
oany other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.

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The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against such L/C Issuer and its correspondents unless such notice is given as aforesaid.
Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the applicable L/C Issuer, the Administrative Agent, any Related Parties nor any correspondent, participant or assignee of such L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. As between the Borrower and the L/C Issuers and Lenders, the Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of an L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, an L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, and such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP or the UCP, as applicable, shall apply to each standby Letter of Credit.
Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a letter of credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily maximum amount available to be drawn under such Letter of Credit; provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the applicable L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.16(a)(iv), with the balance of such fee, if any, payable to such L/C Issuer for its own account. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of

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Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it, at the rate per annum specified in the applicable Fee Letter, computed on the actual daily maximum amount available to be drawn under such Letter of Credit and on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the benefit of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.
L/C Issuer Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section 2.03, provide the Administrative Agent a Letter of Credit Report that includes the information set forth below:
oreasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed);
oon each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment;
oon any Business Day on which the Borrower fails to reimburse a payment made pursuant to a Letter of Credit

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required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment;
oon any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and
ofor so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer.
o[Reserved]
.
oPrepayments
.
The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) ~~three~~two Business Days prior to any date of prepayment of ~~Eurodollar Rate~~Term SOFR Loans, and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of ~~Eurodollar Rate~~Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if ~~Eurodollar Rate~~Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall irrevocably make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a ~~Eurodollar Rate~~Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.16, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages.
If the Administrative Agent notifies the Borrower at any time that the Total Outstandings at any such time exceed an amount equal to 100% of the Aggregate Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Loans and/or the Borrower shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Aggregate Commitments then in effect; provided, however, that, subject to the provisions of Section 2.15, the Borrower shall not be required to Cash Collateralize the L/C Obligations

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pursuant to this Section 2.05(b) unless after the prepayment in full of the Loans the Total Outstandings exceed the Aggregate Commitments then in effect.
oTermination or Reduction of Commitments
. The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit exceeds the amount of the Aggregate Commitments, the Letter of Credit Sublimit shall be automatically reduced by the amount of any such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. A notice of termination of the Aggregate Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, and such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied; provided, however, the Borrower shall be responsible for all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders caused by the revocation of such notice of termination in accordance with Sections 3.05 or 10.04. The amount of any such Aggregate Commitment reduction shall not be applied to the Letter of Credit Sublimit unless otherwise specified by the Borrower. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.
oRepayment of Loans
. The Borrower shall repay to the Administrative Agent for the account of each Lender on the Maturity Date applicable to such Lender the then Outstanding Amount of Loans made by such Lender.
oInterest
.
Subject to the provisions of subsection (b) below, (i) each ~~Eurodollar Rate~~Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the ~~Eurodollar Rate~~Term SOFR for such Interest Period plus an applicable margin equal to the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus an applicable margin equal to the Applicable Rate.
(i)     If any amount of principal of any Loan is not paid when due (after any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
oIf any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (after any applicable grace periods), whether at

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stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
oAccrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
oFees
. In addition to certain fees described in subsections (h) and (i) of Section 2.03:
•Facility Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a facility fee (the “Facility Fee”) equal to the Applicable Rate times the actual daily amount of the Aggregate Commitments (or, if the Aggregate Commitments have terminated, on the Outstanding Amount of all Loans and L/C Obligations), regardless of usage, subject to adjustment as provided in Section 2.16. The Facility Fee shall accrue at all times during the Availability Period applicable to such Lender (and thereafter so long as any Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Effective Date, and on the last day of the Availability Period applicable to such Lender (and, if applicable, thereafter on demand); provided that (A) except to the extent of the Outstanding Loans funded by such Defaulting Lender, no Facility Fee shall accrue on the Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (B) any Facility Fee that would have otherwise accrued with respect to the Commitment of a Defaulting Lender but for the application of clause (A) above shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender. The Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
•Other Fees. The Borrower shall pay to BofA Securities and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the applicable Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
oComputation of Interest and Fees
. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the ~~Eurodollar Rate~~Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not

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accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
oEvidence of Debt
.
The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount maturity of its Loans and payments with respect thereto.
In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
Entries made in good faith by the Administrative Agent in the Register pursuant to subsections (a) and (b) above, and by each Lender in its accounts pursuant to subsections (a) and (b) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make any entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.
oPayments Generally; Administrative Agent’s Clawback
.
General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. All payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s

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Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m. shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall become due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of ~~Eurodollar Rate~~Term SOFR Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.
(i)    Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of ~~Eurodollar Rate~~Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
oPayments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such L/C Issuer, as the case may be, the amount due.
With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”) : (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the applicable L/C Issuers, as the case may be, severally agrees to

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repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and the obligations of the Lenders to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).
Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
oSharing of Payments by Lenders
. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
•if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
•the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.15 or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to

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any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).
The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
oIncrease in Commitments
.
Request for Increase. Upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the Aggregate Commitments by a maximum aggregate amount (for all such requests) not exceeding $500,000,000; provided that (i) there exists no Default or Event of Default, (ii) the Borrower is in compliance with the financial covenant set forth in Section 7.08, (iii) any such request for an increase shall be in a minimum amount of $50,000,000 and (iv) the Borrower may make a maximum of three such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).
Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. No existing Lender shall be under any obligation to increase its Commitment and any such decision whether to increase its Commitment shall be in such Lender’s sole and absolute discretion.
Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. Subject to the approval of the Administrative Agent and each L/C Issuer (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.
Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Increase Effective Date signed by a Responsible Officer (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections

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(a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default or Event of Default exists. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.
Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.
oCash Collateral
.
Certain Credit Support Events. Upon the request of the Administrative Agent or an L/C Issuer (i) if such L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. If the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 105% of the Letter of Credit Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrower shall Cash Collateralize the L/C Obligations in an amount equal to the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent or the applicable L/C Issuer, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.16(a)(iv) of such L/C Issuer and any Cash Collateral provided by the Defaulting Lender).
Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.
Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03, 2.05, 2.16 or 8.02 in respect of Letters of Credit shall be held and applied in satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided herein.

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Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of the Borrower or a Subsidiary shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 8.03) and (y) the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
oDefaulting Lenders
.
Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
oWaivers and Amendment. The Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.
oReallocation of Payments. Any payment of principal, interest, fees or other amount received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to any L/C Issuer hereunder; third, if so determined by the Administrative Agent or requested by the applicable L/C Issuer, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders or the L/C Issuers as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any L/C Issuer against that Defaulting Lender as a result

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of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
oCertain Fees. The Defaulting Lender (x) shall not be entitled to receive any Facility Fee pursuant to Section 2.09(a) for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).
oReallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.03, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender but only to the extent that such reallocation does not cause the aggregate percentage of the Total Outstandings of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Commitment. Subject to Section 10.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation.

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oReplacement of Defaulting Lenders. The Borrower may require any Defaulting Lender to assign its interests, rights and obligations under this Agreement pursuant to Section 10.13.
Defaulting Lender Cure. If the Borrower, the Administrative Agent and each L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.16(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.
oExtension Option
.
The Borrower may request an extension of the Maturity Date (no more than two times) for additional one-year periods; provided that the Borrower provides written notice requesting the extension to the Administrative Agent not earlier than 90 days and not later than 30 days prior to any anniversary of the Effective Date (an “Anniversary Date”). The Administrative Agent shall promptly notify each of the Lenders of such request. Each Lender, acting in its sole discretion, shall respond to such request, whether affirmatively or negatively (each Lender that determines not to so extend its Maturity Date (a “Non-Extending Lender”)), within 10 Business Days of such notice from the Administrative Agent. Any failure by any Lender to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender of such request and any such Lender shall be deemed to be a Non-Extending Lender. The Commitments of those Lenders that have responded affirmatively shall be extended on the applicable Anniversary Date, subject to (x) receipt by the Administrative Agent of counterparts of an Extension Agreement in substantially the form of Exhibit F hereto (the “Extension Agreement”) duly completed and signed by the Borrower, the Administrative Agent, the L/C Issuers and all of the Lenders which have responded affirmatively, (y) satisfaction of each of the conditions set forth in clause (c) of this Section 2.17 and (z) if applicable, receipt by the Administrative Agent of an Assignment and Assumption for each Assuming Lender (as defined below). No extension of the Commitments pursuant to this Section 2.17 shall be legally binding on any party hereto unless and until Extension Agreements are executed and delivered by the Required Lenders.
The Borrower may, if it so elects upon 5 Business Days’ notice to the Administrative Agent, replace the Commitments of each Non-Extending Lender with Commitments of one or more Eligible Assignees (each, an “Assuming Lender”) to assume any Non- Extending Lenders’ Commitments and all of the obligations of such Non-Extending Lenders under this Agreement thereafter relating to such Commitments, without further recourse to or warranty by, or expense to such Non-Extending Lenders (and, for the avoidance of doubt, if such Assuming Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder

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on such date); provided that any such designation or agreement may not increase the Aggregate Commitments. This Section 2.17(b) shall be subject to the conditions that:
othe Assuming Lenders shall have paid to the Non-Extending Lenders the aggregate principal amount of, and any interest and fees accrued and unpaid up to the date of such assumption, as applicable, on, the outstanding Loans and Letters of Credit, if any, of the Non-Extending Lenders under their respective Commitments being assumed;
oall additional costs, reimbursements, expense reimbursements and indemnities due and payable to the Non-Extending Lenders in respect of such Commitments shall have been paid by the Borrower;
owith respect to any such Assuming Lender, the applicable processing and recordation fee required under Section 10.06(b)(iv) for such assignment shall have been paid by the Assuming Lender (or, if it has been so agreed, by the Borrower); and
oeach Assuming Lender shall have delivered to the Borrower and the Administrative Agent an Assignment and Assumption as to its assumption of the Commitments of Non-Extending Lenders. Upon execution and delivery of the foregoing Assignment and Assumption, satisfaction of all conditions described in the penultimate sentence of clause (a) of this Section 2.17 and the payment of all amounts referred to in clauses (i) through (iii) above, the Assuming Lenders will be substituted for the Non-Extending Lenders under this Agreement to the extent of their assumed Commitments and shall be Lenders for all purposes of this Agreement, without any further acknowledgment by or the consent of the other Lenders, and the obligations of the Non-Extending Lenders to such extent hereunder shall, by the provisions hereof, be released and discharged.
Conditions to Effectiveness of Extensions. The extension of the Maturity Date pursuant to this Section 2.17 is subject to the following conditions precedent:
ono Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;
othe representations and warranties of the Borrower contained in Article V shall be true and correct in all material respects on and as of the date of such extension and after giving effect thereto, except (A) that the representations and warranties in Sections 5.05(c) and 5.06 that are qualified by reference to “Public Filings” shall be qualified by reference to the Borrower’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Qs and Current Reports on Form 8-K filed since the last day of the

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Borrower’s most recently completed fiscal year, (B) the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 and (C) that the representation and warranty contained in subsection (c) of Section 5.05 shall refer to the last day of the Borrower’s most recently completed fiscal year rather than May 30, 2021; and
oreceipt by the Administrative Agent of such certificates of resolutions or other action and incumbency certificates evidencing the identity and authority of each Responsible Officer thereof authorized to act as a Responsible Officer on behalf of the Borrower in connection with such extension, along with such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed and that the Borrower is validly existing, and in good standing in its jurisdiction of organization, including certified copies of the Borrower’s Organization Documents and a certificate of good standing from the Borrower’s jurisdiction of organization.
The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary or appropriate in order to document the extension of the Maturity Date and such other technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the extension of the Maturity Date, in each case on terms consistent with this Section 2.17. All such amendments entered into with the Borrower and the Administrative Agent shall be binding and conclusive on the Lenders.
Conflicting Provisions.    This Section 2.17 shall supersede any provisions of Sections 2.13 or 10.01 to the contrary.

•
TAXES, YIELD PROTECTION AND ILLEGALITY
oTaxes
.
Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the

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applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
Indemnification by the Borrower.    The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(b)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for: (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).
(c)Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by the Borrower to a Governmental Authority pursuant to this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(d)Status of Lenders.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission

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of such documentation (other than such documentation set forth in Sections 3.01(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing,
(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax,
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever (if any) of the following is applicable:
SECTION 1.in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
SECTION 2.executed copies of IRS Form W-8ECI;
SECTION 3.in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 871(h) or 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881 (c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or
SECTION 4.to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a party under this Agreement (and from time to time

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thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(e)Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of the indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to Taxes that it deems confidential) to the indemnifying party or any other Person.
(f)Defined Terms. For purposes of this Section 3.01, the term “Lender” shall include any “L/C Issuer” and the term “applicable Law” shall include FATCA.
Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a

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Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
oIllegality
. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund ~~Eurodollar Rate Loans or Base Rate~~ Loans whose interest is determined by reference to ~~the Eurodollar Rate~~SOFR or Term SOFR, or to determine or charge interest rates based upon ~~the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market~~SOFR or Term SOFR, then, ~~on~~upon notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue ~~Eurodollar Rate~~Term SOFR Loans or to convert Base Rate Loans to ~~Eurodollar Rate~~Term SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the ~~Eurodollar Rate~~Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar Rate~~Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all ~~such Eurodollar Rate~~Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~Eurodollar Rate~~Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~Eurodollar Rate Loans~~Term SOFR Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~Eurodollar Rate Loans~~Term SOFR Loan and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon ~~the Eurodollar Rate~~SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the ~~Eurodollar Rate~~Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon ~~the Eurodollar Rate~~SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.
oInability to Determine Rates
. (a) If in connection with any request for a ~~Eurodollar Rate~~Term SOFR Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines ~~that (A) Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan~~(which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under clause (i) of Section 3.03(b) or the Scheduled Unavailability Date have occurred, or (B~~) (x~~) adequate and reasonable means do not otherwise exist for determining ~~the Eurodollar Rate~~Term SOFR for any requested Interest Period with respect to a proposed ~~Eurodollar Rate~~Term SOFR Loan or in connection with an existing or proposed Base Rate Loan ~~and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to this clause (i), “Impacted Loans”)~~, or (ii) the Administrative Agent or the Required Lenders determine that for any reason ~~the Eurodollar Rate~~that Term SOFR for any requested Interest Period with respect to a proposed ~~Eurodollar Rate~~ Loan does not

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adequately and fairly reflect the cost to such Lenders of funding such ~~Eurodollar Rate~~ Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.
~~(a)~~ Thereafter, (x) the obligation of the Lenders to make or maintain ~~Eurodollar~~Term SOFR Loans, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended~~,~~  (to the extent of the affected ~~Eurodollar Rate~~Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the ~~Eurodollar Rate~~Term SOFR component of the Base Rate, the utilization of the ~~Eurodollar Rate~~Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.
Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~Term SOFR Loans (to the extent of the affected ~~Eurodollar Rate~~Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period.
~~() Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (i) of Section 3.03(a), the Administrative Agent, in consultation with the Borrower and Required Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (i) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (i) of the first sentence of Section 3.03(a), (ii) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans or (iii) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the establishment of an alternative interest rate pursuant to this clause (b).~~
~~() Notwithstanding anything to the contrary herein or in any other Loan Document:~~
(b)    Replacement of Term SOFR or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:
(i)     adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

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(ii)     CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);
~~() On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12- month Dollar LIBOR tenor settings. On the earliest of (A) the date that all Available Tenors of Dollar LIBOR have permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative, (B) June 30, 2023 and (C) the Early Opt-in Effective Date in respect of a SOFR Early Opt-in, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes~~then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document ~~in respect of any setting of such Benchmark on such day and all subsequent settings~~ with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document~~.~~  (the “Successor Rate).
If the ~~Benchmark Replacement~~Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis.
~~() (x) Upon (A) the occurrence of a Benchmark Transition Event or (B) a determination by the Administrative Agent that neither of the alternatives under clause (1) of the definition of Benchmark Replacement are available, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders (and any such objection shall be conclusive and binding absent manifest error); provided that solely in the event that the then-current Benchmark at the time of such Benchmark Transition Event is not a SOFR-based rate, the Benchmark Replacement therefor shall be determined in accordance with clause (1) of the definition of Benchmark Replacement unless the Administrative Agent determines that neither of such alternative rates is available.~~
~~(y) On the Early Opt-in Effective Date in respect of an Other Rate Early Opt-in, the Benchmark Replacement will replace LIBOR for all purposes~~

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~~hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document.~~
~~() At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.~~
Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.
The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.
~~()~~ In connection with the implementation ~~and administration of a Benchmark Replacement~~of a Successor Rate, the Administrative Agent will have the right to make ~~Benchmark Replacement~~ Conforming Changes from time to time and, notwithstanding anything

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to the contrary herein or in any other Loan Document, any amendments implementing such ~~Benchmark Replacement~~ Conforming Changes will become effective without any further action or consent of any other party to this Agreement~~.~~ ; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.
~~() The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.03(c), including any reasonable determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(c).~~
~~() At any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.~~
oIncreased Costs
.
•Increased Costs Generally. If any Change in Law shall:
impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender ~~(except any reserve requirement reflected in the Eurodollar Rate)~~ or any L/C Issuer;
subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
impose on any Lender or any L/C Issuer ~~or the London interbank market~~ any other condition, cost or expense (other than Taxes) affecting this Agreement or ~~Eurodollar Rate~~Term SOFR Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the ~~Eurodollar Rate~~Term SOFR (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the

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amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrower will from time to time, within ten (10) Business Days after written demand by such Lender or L/C Issuer, as the case may be (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. A certificate as to the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Lender or such L/C Issuer and showing in reasonable detail the basis for the calculation thereof, shall be conclusive and binding upon all parties hereto in the absence of manifest error.
•Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered.
•Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
•Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).
oCompensation for Losses
. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

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•any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
•any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;
•any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) on its scheduled due date; or
•any assignment of a ~~Eurodollar Rate~~Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;
including any foreign exchanges losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
~~For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Base Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.~~
oMitigation Obligations; Replacement of Lenders
.
Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.
oSurvival
. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

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•
CONDITIONS PRECEDENT
oConditions to Effectiveness
. This Agreement and the obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder shall become effective upon satisfaction of the following conditions precedent:
•Deliveries. The Administrative Agent’s receipt of the following, each of which shall be originals or emailed PDFs (followed promptly by originals upon request) unless otherwise specified, each properly executed by a Responsible Officer of the Borrower, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:
executed counterparts of this Agreement;
an original Note executed by the Borrower in favor of each Lender requesting a Note at least five (5) Business Days prior to the Effective Date;
such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require evidencing the identity and authority of each Responsible Officer thereof authorized to act as a Responsible Officer on behalf of the Borrower in connection with this Agreement and the other Loan Documents to which the Borrower is a party;
such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed and that the Borrower is validly existing, and in good standing in its jurisdiction of organization, including certified copies of the Borrower’s Organization Documents and certificate of good standing from the Borrower’s jurisdiction of organization;
an opinion of Hunton Andrews Kurth LLP addressed to the Administrative Agent and each Lender; and
a certificate of a Responsible Officer of the Borrower certifying that (A) the representations and warranties of the Borrower contained in Article V are true and correct in all material respects on and as of the Effective Date and (B) the condition specified in Section 4.02(b) has been satisfied.
•Termination of Existing Credit Agreement. The Existing Credit Agreement has been (or concurrently with the Effective Date is being) paid in full and terminated in accordance with its terms.
•Lender Approval of Conditions. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

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•Notice of Receipt. The Administrative Agent shall notify the Borrower and each Lender of its receipt of the documents required under Section 4.01(a) in satisfactory form and substance.
•Fees. Receipt by the Administrative Agent, BofA Securities and the Lenders of any fees required to be paid on or before the Effective Date.
•KYC; Beneficial Ownership. (i) Upon the reasonable request of any Lender made at least five (5) Business Days prior to the Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three days prior to the Effective Date and (ii) at least five (5) Business Days prior to the Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification.
oConditions to Subsequent Credit Extensions
. The obligation of each Lender to honor any Request for Credit Extension (other than any Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of ~~Eurodollar Rate~~Term SOFR Loans), is subject to the following conditions precedent:
•The representations and warranties of the Borrower contained in Article V (except for the representations and warranties contained in Sections 5.05(c) and 5.06) shall be true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date of such Credit Extension and any Increase Effective Date, (i) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such earlier date and (ii) except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.
•No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
•The Administrative Agent and, if applicable, an L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof.
Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of ~~Eurodollar Rate~~Term SOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.
•
REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to the Administrative Agent and the Lenders that:

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oExistence, Qualification and Power
. The Borrower (a) is a corporation duly formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business as presently conducted and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is authorized and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or authorization; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.
oAuthorization; No Contravention
. The execution, delivery and performance by the Borrower of each Loan Document to which it is party, (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not and will not: (i) violate the terms of any of such Person’s Organization Documents; (ii) violate or result in a default or creation of any Lien under (A) any material Contractual Obligation to which such Person is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law, except, in each case referred to in clause (b)(ii) or (iii), to the extent such violation or default would not reasonably be expected to have a Material Adverse Effect.
oGovernmental Authorization
. Other Consents. The Borrower has obtained each approval, consent, exemption or authorization, or made each filing with, any Governmental Authority or any other Person required in connection with the execution, delivery or performance by the Borrower of this Agreement or any other Loan Document.
oBinding Effect
. This Agreement has been, and each other Loan Document to which the Borrower is a party, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document to which the Borrower is a party when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, reorganization, moratorium and other state or Federal Debtor Relief Laws or Laws affecting creditors’ rights generally from time to time in effect and any implied covenant of good faith and fair dealing, whether considered in a proceeding in equity or at law.
oFinancial Statements
.
The Audited Financial Statements furnished to the Administrative Agent and each Lender (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrower and the consolidated Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and

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the consolidated Subsidiaries as of the date thereof, including liabilities for Taxes, material commitments and Indebtedness.
The unaudited consolidated financial statements of the Borrower and the consolidated Subsidiaries delivered pursuant to Section 6.01(b), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter covered thereby furnished to the Administrative Agent and each Lender (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and the consolidated Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.
Since May 30, 2021, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect, except as disclosed in the Public Filings.
oLitigation
. Except for the matters disclosed in the Public Filings, there are (a) no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of the Subsidiaries or against any of their respective properties that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (b) no orders, decrees, judgments, rulings, injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
oNo Default
. No Default has occurred and is continuing.
oEnvironmental Compliance
. The Borrower and each Material Subsidiary conducts in the ordinary course of business a review of the effect of existing (a) Environmental Laws and (b) claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that the effect of such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
oTaxes
. The Borrower and each Material Subsidiary has timely filed (taking into account all properly granted extensions) all Federal, state and other material Tax returns and reports required to be filed, and has timely paid (taking into account all properly granted extensions) all Federal, state and other material Taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable, whether or not shown on any Tax return, except those which are being contested in good faith by appropriate proceedings diligently conducted or for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax assessment against the Borrower or any Material Subsidiary that would, if made, have a Material Adverse Effect. Neither the Borrower nor any Material Subsidiary is party to any Tax sharing agreement.

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oERISA Compliance
.
Except as would not reasonably be expected to have a Material Adverse Effect, (i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws, (ii) each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income Tax under Section 501(a) of the Code or an application for such a letter is either currently being processed by the IRS or will be timely submitted to the IRS and, to the best knowledge of the Borrower, nothing has occurred that would prevent, or cause the loss of, such Tax-qualified status and (iii) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA.
There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
No ERISA Event has occurred and the Borrower is not aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained.
oMargin Regulations; Investment Company Act
.
The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.
The Borrower is not required to be registered as an “investment company” under the Investment Company Act of 1940.
oDisclosure
. Taken as a whole, the written reports, financial statements, certificates and other written information furnished by or on behalf of the Borrower or any Subsidiaries to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement and the other Loan Documents or delivered hereunder or under any Loan Document (in each case, as modified or supplemented by other information so furnished) do not, at the time furnished, contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time made.
oCompliance with Laws

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. The Borrower and each Material Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
oOFAC
. None of (a) the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer or employee thereof, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.
oAnti-Corruption Laws
. The Borrower and its Subsidiaries are in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.
oAffected Financial Institutions
. The Borrower is not an Affected Financial Institution.
oERISA
. The Borrower represents and warrants as of the Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
•
AFFIRMATIVE COVENANTS
The Borrower covenants and agrees that, so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (and not cash collateralized or supported by a back-to-back letter of credit reasonably satisfactory to the applicable L/C Issuer):
oFinancial Statements
. The Borrower shall deliver to the Administrative Agent (for further distribution to each Lender):
•as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year, and the related consolidated

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statements of earnings, changes in shareholders’ equity and accumulated other comprehensive income (loss) and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and
•as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of the Borrower in each fiscal year, a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of each such fiscal quarter, and the related consolidated statements of earnings, changes in shareholders’ equity and accumulated other comprehensive income (loss) and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail certified by a Responsible Officer as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
As to any information contained in materials furnished pursuant to Section 6.02(b), the Borrower shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in clauses (a) and (b) above at the times specified therein.
oCertificates; Other Information
. The Borrower shall deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent:
•concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer;
•promptly after the same become publicly available, copies of each annual report, proxy or financial statement or other report or communication sent to the shareholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements filed by the Borrower with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto.
Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on the Borrower’s website on the Internet at the website address listed on Schedule 10.02 (which website includes an option to subscribe to a free service alerting subscribers by e-mail of new SEC filings), at www.sec.gov, or at such other Internet or intranet website, if any, to which each Lender, each L/C Issuer and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, with respect to documents required to be delivered pursuant to Section 6.01(a) or (b): the Borrower shall notify the Administrative Agent, each L/C Issuer and each Lender (by e-mail) of the posting of any such documents. The Administrative

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Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above.
The Borrower hereby acknowledges that (a) the Administrative Agent and/or BofA Securities will make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, BofA Securities, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor,” and (iv) the Administrative Agent and BofA Securities shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”
oNotices
.
Promptly (and in any event, within five (5) Business Days after any Responsible Officer obtains knowledge thereof) the Borrower shall notify the Administrative Agent and each Lender of the occurrence of any Default; and
Promptly (and in any event, within five (5) Business Days after any Responsible Officer obtains knowledge thereof) the Borrower shall notify the Administrative Agent and each Lender of any announcement by Moody’s, S&P or Fitch of any change in a Debt Rating.
Each notice pursuant to Section 6.03(a) shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.
oPayment of Tax Obligations
. The Borrower shall, and shall cause each Subsidiary to, pay and discharge, as the same shall become due and payable, all its material Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary.
oPreservation of Existence, Etc.
The Borrower shall (a) preserve and maintain its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted

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by Section 7.04 or 7.05; and (b) take all reasonable action to maintain all rights, privileges, permits, licenses, approvals and franchises in each case which are necessary in the conduct of its business, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation or non-renewal of which would reasonably be expected to have a Material Adverse Effect.
oMaintenance of Properties
. The Borrower shall, and shall cause each Material Subsidiary to, (a) maintain, preserve and protect all of its properties and equipment necessary and material to the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
oMaintenance of Insurance
. The Borrower shall, and shall cause each Material Subsidiary to, maintain insurance with financially sound and reputable insurance companies, or systems of self-insurance, against such risks and in such amounts as are customarily insured against by Persons engaged in the same or similar businesses.
oCompliance with Laws
. The Borrower shall, and shall cause each Subsidiary to, comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.
oBooks and Records
. The Borrower shall, and shall cause each Material Subsidiary to, maintain proper books of record and account in conformity with GAAP.
oInspection Rights
. The Borrower shall, and shall cause each Subsidiary to, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its principal officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to the Borrower, but not more frequently than once per 12-month period; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower as often as may be reasonably requested.
oUse of Proceeds; Margin Stock
.
The Borrower shall use the proceeds of the Credit Extensions for (i) working capital and capital expenditures, (ii) the refinancing of certain existing indebtedness, (iii) Permitted Acquisitions

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and related fees and expenses and (iv) general corporate purposes not in violation of any Law or of any Loan Document.
The Borrower shall not use the proceeds of any Borrowing, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, in each case, in a manner which violates the Margin Regulations.
Immediately after giving effect to the application of the proceeds of any Credit Extension that constitutes a “purpose credit” as defined under Regulation U issued by the FRB, not more than 25% (or such greater or lesser percentage as is provided in the exclusions from the definition of “Indirectly secured” contained in Regulation U as in effect at the time of the making of such Credit Extension) of the value of the assets of the Borrower and the Subsidiaries on a consolidated basis will be Margin Stock.
oAnti-Corruption Laws
. The Borrower shall, and shall cause each Subsidiary to, comply in all material respects with the requirements of the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption laws and maintain policies and procedures designed to promote and achieve compliance with such laws.
•
NEGATIVE COVENANTS
The Borrower covenants and agrees that, so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (and not cash collateralized or supported by a back-to-back letter of credit reasonably satisfactory to the applicable L/C Issuer):
oLiens
. The Borrower shall not, nor shall it permit any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its assets, whether now owned or hereafter acquired, other than the following:
•Liens existing on the date hereof and to the extent any such Liens secure Indebtedness for borrowed money in excess of $1,000,000 individually, such Liens are listed on Schedule 7.01;
•Liens for Taxes, assessments and other governmental charges or levies not yet due which are not delinquent or remain payable without penalty, or to the extent non-payment thereof is permitted under Section 6.04;
•carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, processors’ landlords’ or other like Liens arising in the ordinary course of business and securing obligations which are not delinquent by more than 60 days or to the extent non-payment thereof is permitted under Section 6.04 or which have been bonded for the full amount;

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•pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;
•deposits to secure the performance of bids, tenders, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
•zoning restrictions, easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially interfere with the ordinary conduct of the business of the applicable Person;
•Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);
•any interest or title of a lessor under any lease;
•licenses, leases or subleases granted to other Persons not interfering in any material respect with the business of the Borrower or any of its Material Subsidiaries;
•Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower or any of its Subsidiaries in excess of those set forth by regulations promulgated by the Federal Reserve Board and (B) such deposit account is not intended by the Borrower or any of its Subsidiaries to provide collateral for debt for borrowed money owed to the depository institution;
•purchase money Liens and Liens securing Capital Leases; provided that the Lien attaches only to the asset being purchased or leased and does not exceed 100% of the purchase price or fair market value of such asset;
•Liens on assets of Persons which become Subsidiaries after the date of this Agreement; provided that such Liens existed at the time of such Persons became Subsidiaries and were not created in anticipation thereof;
•extensions, renewals or replacements, in whole or in part, of any Liens referred to in the foregoing clauses (a), (k) and (l); provided that the principal amount of Indebtedness secured thereby and not otherwise authorized by this Section 7.01 shall not exceed the principal amount of Indebtedness plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement;
•Liens, if any, in favor of the Administrative Agent on Cash Collateral delivered pursuant to Section 2.15(a); and
•other Liens on assets or other properties of the Borrower and its Subsidiaries; provided that the sum of (i) the aggregate Indebtedness secured by such other Liens (exclusive of Indebtedness secured by Liens permitted by clauses (a) through (n) of this Section 7.01) plus, without duplication, (ii) the aggregate amount of

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Indebtedness permitted under Section 7.03(g) shall not exceed an amount equal to $100,000,000.
oAcquisitions
. The Borrower shall not, nor shall it permit any Subsidiary to make any Acquisitions except Permitted Acquisitions.
oSubsidiary Indebtedness
. The Borrower will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness, except:
•Indebtedness existing on the date hereof;
•Indebtedness of any Subsidiary to the Borrower or any Wholly-Owned Subsidiary;
•any Indebtedness incurred to refinance any Indebtedness of any Subsidiary outstanding on the Effective Date to the extent the amount of Indebtedness so incurred is not in excess of the amount of Indebtedness refinanced plus any interest, fees and premiums incurred in connection therewith;
•Guarantees by any Subsidiary of Indebtedness of the Borrower or any Wholly-Owned Subsidiary to the extent such Indebtedness is permitted under this Agreement;
•reimbursement obligations with respect to letters of credit obtained in the ordinary course of business;
•Indebtedness in respect of Capital Leases; and
•other Indebtedness incurred after the Effective Date in an aggregate amount not to exceed $100,000,000.
oFundamental Changes
. The Borrower shall not, nor shall it permit any Material Subsidiary to, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:
•any Subsidiary may merge or consolidate with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Wholly-Owned Subsidiary is merging with another Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving Person;
•the Borrower or any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) (i) to the Borrower or to another Subsidiary; provided that if the transferor in such a transaction is the Borrower or a Wholly-Owned Subsidiary, then the transferee must either be the Borrower or a Wholly-Owned Subsidiary, or (ii) pursuant to a Disposition permitted under Section 7.05;

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•the Borrower may merge or consolidate with any Person so long as (i) the Borrower is the surviving Person or (ii) (A) the surviving Person expressly assumes by a duly executed amendment to this Agreement all of the Borrower’s obligations hereunder and under the other Loan Documents, in a manner satisfactory to the Administrative Agent and the Lenders and (B) such transfer of the Borrower’s rights and obligations hereunder is approved by the Administrative Agent and each Lender in accordance with the terms of Section 10.06(a); and
•any Subsidiary may merge or consolidate with any Person so long as such Subsidiary is the surviving Person.
oDispositions
. The Borrower shall not, nor shall it permit any Subsidiary to, make any Disposition or enter into any agreement to make any Disposition, except:
•Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;
•Dispositions of equipment and inventory in the ordinary course of business;
•Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property within 90 days of such Disposition;
•Dispositions permitted pursuant to Section 7.04;
•Dispositions by the Borrower or any Subsidiary to the Borrower or any Wholly-Owned Subsidiary; and
•other Dispositions made after the Effective Date in an amount that does not exceed the Test Amount.
oTransactions with Affiliates
. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any transaction with any Affiliate of the Borrower, except (a) as expressly permitted by this Agreement, (b) in connection with the repurchase by the Borrower of common stock of the Borrower, (c) in connection with any dividends or distributions with respect to any Equity Interests of the Borrower, (d) in the ordinary course of business and pursuant to the reasonable conduct of business of the Borrower or such Subsidiary or (e) on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to transactions between or among the Borrower and any of its Wholly-Owned Subsidiaries or between or among any Wholly-Owned Subsidiaries.
oBurdensome Agreements
. The Borrower shall not, nor shall it permit any Material Subsidiary to, enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of any Material Subsidiary to pay dividends or make other distributions on its capital

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stock to the Borrower or any Material Subsidiary owning such capital stock or otherwise transfer property to the Borrower or any Material Subsidiary. Notwithstanding the foregoing, nothing in this Section 7.07 shall prohibit (a) any limitations or restrictions contained in Contractual Obligations existing on the Effective Date, (b) limitations or restrictions with respect to a Person acquired by the Borrower or a Material Subsidiary and existing at the time of such acquisition, which limitations or restrictions are not applicable to any other Person, (c) customary limitations or restrictions in any acquisition agreement with respect to a Person subject to any disposition by the Borrower or a Material Subsidiary, which limitations or restrictions are not applicable to any other Person, and (d) limitations or restrictions consisting of customary net worth, leverage and other financial covenants, customary covenants regarding the merger or sale of assets of a Material Subsidiary, customary restrictions on transactions with Affiliates, and customary subordination provisions with respect to intercompany debt, in each case contained in, or required by, any Contractual Obligation governing Indebtedness of a Subsidiary permitted under Section 7.03; provided that the limitations or restrictions contained in any extensions, refinancings, renewals or replacements of the Contractual Obligations referred to in clauses (a) and (b) are no less favorable in any material respect to the Lenders than those that are being extended, refinanced, renewed or replaced.
oConsolidated Total Debt to Capitalization Ratio
. The Borrower will not permit the Consolidated Total Debt to Capitalization Ratio as of the end of any fiscal quarter of the Borrower to be greater than 0.75 to 1.00.
oSanctions
. The Borrower will not directly or, to its knowledge, indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Joint Lead Arranger, Administrative Agent, L/C Issuer or otherwise) of Sanctions.
oAnti-Corruption Laws
. The Borrower will not directly or, to its knowledge, indirectly use the proceeds of any Credit Extension for any purpose that would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption laws.
•
EVENTS OF DEFAULT AND REMEDIES
oEvents of Default
. Any of the following shall constitute an Event of Default:
•Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or (ii) within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or
•Specific Covenants. The Borrower fails to perform or observe (i) any term, covenant or agreement contained in any of Section 6.05 (with respect to existence of the Borrower only), 6.11 or Article VII or (ii) any term, covenant or agreement

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contained in Sections 6.01, 6.02 or 6.03(a) and such failure continues for ten or more days; or
•Other Defaults. The Borrower fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in this Agreement and such failure continues for 30 or more days after delivery of notice to a Responsible Officer of such failure from the Administrative Agent or any Lender; or
•Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower herein, other than any representation, warranty, certification or statement of fact made or deemed made in Section 5.10, shall be incorrect or misleading in any material respect when made or deemed made; or
•Cross-Default. The Borrower or any Material Subsidiary (i) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness, or (ii) fails to observe or perform any other agreement or condition relating to any Material Indebtedness, or any other event occurs, the effect of which default or other event is to cause or to permit the holder or holders of such Material Indebtedness to cause, with the giving of notice if required, such Material Indebtedness to become due prior to its stated maturity; provided, however, that an Event of Default under this Section 8.01(e) caused by the occurrence of a default with respect to such Material Indebtedness shall be cured for purposes of this Agreement (i) upon the party asserting such default waiving such default, (ii) upon the Borrower or such Subsidiary curing such default prior to such party exercising any remedies with respect thereto if, at the time of such waiver or such cure the Administrative Agent has not exercised any rights or remedies with respect to an Event of Default under this Section 8.01(e) or (iii) upon the Borrower’s or such Material Subsidiary’s otherwise making adequate provision for the payment of such Material Indebtedness in form and substance satisfactory to the Administrative Agent and the Required Lenders prior to such party exercising any remedies with respect thereto if, at the time of such adequate provision the Administrative Agent has not exercised any rights or remedies with respect to an Event of Default under this Section 8.01(e); or
•Insolvency Proceedings, Etc. The Borrower or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or
•Inability to Pay Indebtedness; Attachment. (i) The Borrower or any Material Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

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•Judgments. There is entered against the Borrower or any Material Subsidiary one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance) and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days (i) after the entry of any such judgment or order, or (ii) after any appeal in good faith of such judgment or order so long as during such appeal any execution of such judgment or order is stayed; or
•ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or
•Change of Control. There occurs any Change of Control.
oRemedies Upon Event of Default
. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:
•declare the Commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;
•declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;
•require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and
•exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents;
provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. The Administrative Agent shall use reasonable efforts to give the Borrower prompt written notice of any exercise of the remedies set forth in clauses (a), (b) and (c) of Section 8.02, but the failure to deliver such notice shall not impair the availability, effectiveness or validity of such remedy.
oApplication of Funds

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. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received by the Administrative Agent on account of the Obligations shall be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees and Facility Fees) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers as required by Section 10.04 and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees, Facility Fees and interest on the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and the L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them.
Fifth, to the Administrative Agent for the account of the applicable L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and
Last, the balance, if any, after all of the Obligations (other than contingent indemnification obligations) have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
Subject to Sections 2.03(c) and 2.15, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
•
ADMINISTRATIVE AGENT
oAppointment and Authority
. Each of the Lenders and the L/C Issuers hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other

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Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
oRights as a Lender
. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
oExculpatory Provisions
. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:
•shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
•shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
•shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or an L/C Issuer.

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The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
oReliance by Administrative Agent
. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance, extension, renewal or increase of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
oDelegation of Duties
. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such subagent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.
oResignation of Administrative Agent
. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, with the consent of the Borrower (unless a Default has occurred and is then existing, in which case the consent of the Borrower shall not be required), which consent shall not be unreasonably withheld or delayed. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative

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Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

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oNon-Reliance on Administrative Agent and Other Lenders
. Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
oNo Other Duties, Etc.
Anything herein to the contrary notwithstanding, none of the Joint Book Managers, Joint Lead Arrangers, Syndication Agents or Documentation Agents, if any, listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder.
oAdministrative Agent May File Proofs of Claim
. In case of the pendency of any proceeding under any Debtor Relief Laws or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise.
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due to the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04) allowed in such judicial proceeding; and
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of

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reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding.
oLender ERISA Matters
. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of

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Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
As used in this Section, “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
oRecovery of Erroneous Payments
.  Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer (the “Credit Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in Same Day Funds, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.
•
MISCELLANEOUS
oAmendments, Etc.
No amendment or waiver of any provision of this Agreement and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:
•extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;
•postpone any date fixed by this Agreement for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) without the written consent of each Lender directly affected thereby;
•reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder without the written consent of each Lender directly and adversely affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate.
•change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or

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•change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;
and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; and (ii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (iv) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (v) the Required Lenders shall determine whether or not to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.
oNotices; Effectiveness; Electronic Communications
.
Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or e-mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
oif to the Borrower, the Administrative Agent or an L/C Issuer, to the address, telecopier number, e-mail address or telephone number specified for such Person on Schedule 10.02; and
oif to any other Lender, to the address, telecopier number, e-mail address or telephone number specified in its Administrative Questionnaire.
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier or e-mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

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Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, an L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
Change of Address, Etc. Each of the Borrower, the Administrative Agent and each L/C Issuer may change its address, telecopier, e-mail address or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier, e-mail address or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and each L/C Issuer. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected

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the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.
Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
oNo Waiver; Cumulative Remedies
. No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.
oExpenses; Indemnity; Damage Waiver
.
Costs and Expenses. The Borrower shall pay (i) all reasonable documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the applicable L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the reasonable fees, charges and disbursements of any one counsel for the Administrative Agent, local counsel and one additional counsel for each Lender to the extent of any conflict of interest), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the

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foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of not more than one counsel in any jurisdiction; provided that, in the case of a conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another counsel in each applicable jurisdiction for such affected Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the applicable L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or bad faith of such Indemnitee.
Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or such L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).
Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

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Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, any L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
oPayments Set Aside
. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent, upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Overnight Rate. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
oSuccessors and Assigns
.
Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section 10.06, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 10.06, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 10.06 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
oMinimum Amounts.
•in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

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•in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01(a), (b) (with respect to Section 7.08 only), (f) or (g) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.
oProportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;
oRequired Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
•the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default under Section 8.01(a), (b) (with respect to Section 7.08 only), (f) or (g) has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof;
•the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender;
•the consent of each L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).
oAssignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in

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its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
oNo Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to a natural person (or to a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person) or (D) any Person that was a Competitor as of the Trade Date (in which case the provisions of Section 10.06(h) shall apply).
oNo Assignment Resulting in Additional Indemnified Taxes. No such assignment shall be made to any Person that, through its Lending Offices, is not capable of lending to the Borrower without the imposition of any additional Indemnified Taxes. Each assignee represents and warrants to the Borrower that such assignee is capable of lending to the Borrower without the imposition of any additional Indemnified Taxes.
oCertain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

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oAssignee is not a Competitor. Each assignee represents and warrants to the Borrower that such assignee is not a Competitor.
The assignee shall deliver to the Borrower (with a copy to the Administrative Agent) all applicable Tax forms as provided in Section 3.01(f). Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 10.06, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 10.06 (except in the event that such assignment or transfer was to a person that was a Competitor as of the Trade Date (in which case the provisions of Section 10.06(h) shall apply).
Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person, a Defaulting Lender, the Borrower, any of the Borrower’s Affiliates or Subsidiaries or, unless the Company’s prior consent is obtained and in accordance with the provisions of Section 10.06(h), a Competitor) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right

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to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly and adversely affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 10.06. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant (in the case of a Participant that would be a Foreign Lender if it were a Lender) and such Participant agrees, for the benefit of the Borrower, to comply, and does so comply, with Section 3.01(e) as though it were a Lender (it being agreed that any requirement in Section 3.01(e) that the Borrower or the Administrative Agent request a form, certificate or other documentation shall be treated for this purpose as having been satisfied).
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
Resignation as L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Upon

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the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
No Assignment or Participations to Competitors. No assignment or participation shall be made or sold, as applicable, to any Person that was a Competitor as of the date (the “Determination Date”) on which the assigning or selling Lender entered into a binding agreement to sell all or a portion of its rights and obligations under this Agreement to such Person or assign all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Competitor for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or participant that becomes a Competitor after the applicable Determination Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Competitor”), (x) such assignee or Participant shall not retroactively be disqualified from becoming a Lender or Participant and (y) the execution by the Borrower of an Assignment and Assumption with respect to an assignee will not by itself result in such assignee no longer being considered a Competitor. Any assignment or participation in violation of this Section 10.06(h) shall not be void, but the other provisions of this Section 10.06(h) shall apply. If any assignment is made or any participation is sold to any Competitor without the Borrower’s prior written consent, or if any Person becomes a Competitor after the applicable Determination Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Competitor and the Administrative Agent, (A) terminate any Commitment of such Competitor and/or repay all obligations of the Borrower owing to such Competitor in connection with such Commitment and/or (B) require such Competitor to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.06), all of its interest, rights and obligations under this Agreement (including as a Participant) to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Competitor paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. Notwithstanding anything to the contrary contained in this Agreement, Competitors (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Competitor will be deemed to have consented in the same proportion as the Lenders that are not Competitors consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any debtor relief laws (a “Plan”), each Competitor party hereto hereby agrees (1) not to vote on such Plan, (2) if such Competitor does vote on such Plan notwithstanding the restriction in the foregoing sentence, such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other debtor relief laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other debtor relief laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing sentence. The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Competitors provided by the

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Borrower and any updates thereto from time to time (collectively, the “Competitor List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the Competitor List to each Lender requesting the same. The Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant is a Competitor or (y) have any liability with respect to any assignment or sale of a participation to a Competitor.
oTreatment of Certain Information; Confidentiality
. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Law or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to a written agreement containing provisions substantially the same as those of this Section 10.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement (other than, unless the Borrower’s prior consent is obtained, a Competitor), or any Eligible Assignee invited to be a Lender pursuant to Section 2.14(c) or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 10.07 or (y) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.
For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary; provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.
oRight of Setoff

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. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided that, in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
oInterest Rate Limitation
. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
oCounterparts; Integration; Effectiveness
. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

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oSurvival of Representations and Warranties
. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
oSeverability
. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or the L/C Issuers, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
oReplacement of Lenders
. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
•the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);
•such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
•in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment is reasonably expected to result in a reduction in such compensation or payments thereafter;

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•such assignment does not conflict with applicable Laws; and
•in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
oGoverning Law; Jurisdiction; Etc.
GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY HERETO OR ANY RELATED PARTY THEREOF IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. .
WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02.

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NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
oWaiver of Jury Trial
. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
oNo Advisory or Fiduciary Responsibility
. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Joint Lead Arrangers and the Commitments of the Lenders, are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Joint Lead Arrangers and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and Tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Joint Lead Arrangers and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) none of the Administrative Agent, any Joint Lead Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Joint Lead Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, any Joint Lead Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Joint Lead Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
oElectronic Execution of Assignments and Certain Other Documents
. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of

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records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
oUSA PATRIOT Act Notice
. Each Lender that is subject to hereto and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with such Act.
oReserved
.
oAcknowledgement and Consent to Bail-In of Affected Financial Institutions
. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
the effects of any Bail-In Action on any such liability, including, if applicable:
oa reduction in full or in part or cancellation of any such liability;
oa conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
othe variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

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[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
DARDEN RESTAURANTS, INC., a Florida corporation
By:    /s/ Scott C. Brophy
Name: Scott C. Brophy
Title: Vice President and Assistant Treasurer

    {Signature page to Darden Credit Agreement}
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BANK OF AMERICA, N.A., as Administrative Agent
By:    /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

    {Signature page to Darden Credit Agreement}
AMERICAS/~~2023799649.1~~2023799649.6

BANK OF AMERICA, N.A., as Lender and L/C Issuer
By:    /s/ Anthony Luppino
Name: Anthony Luppino
Title: Senior Vice President

    {Signature page to Darden Credit Agreement}
AMERICAS/~~2023799649.1~~2023799649.6

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer
By:    /s/ Darcy McLaren
Name: Darcy McLaren
Title: Managing Director

    {Signature page to Darden Credit Agreement}
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U.S. BANK NATIONAL ASSOCIATION, as a Lender and L/C Issuer
By:    /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

    {Signature page to Darden Credit Agreement}
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TRUIST BANK, as a Lender
By:    /s/ Alysa Trakas
Name: Alysa Trakas
Title: Director

    {Signature page to Darden Credit Agreement}
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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ John A. Marian
Name: John A. Marian
Title: SVP

    {Signature page to Darden Credit Agreement}
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MIZUHO BANK, LTD. as a Lender
By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

    {Signature page to Darden Credit Agreement}
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GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Jacob Elder
Name: Jacob Elder
Title: Authorized Signatory

    {Signature page to Darden Credit Agreement}
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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:    /s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

    {Signature page to Darden Credit Agreement}
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PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ George T Hodges III
Name: George T Hodges III
Title: Senior Vice President

    {Signature page to Darden Credit Agreement}
AMERICAS/~~2023799649.1~~2023799649.6

EXHIBIT A
FORM OF LOAN NOTICE

Date:

To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of September 10, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Darden Restaurants, Inc. a Florida corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.
The undersigned hereby requests (select one):

A Borrowing of Loans	A conversion or continuation of Loans

On __________________________________ (a Business Day).
In the amount of _________________________________
Comprised of ___________________________________
[Type of Loan requested]
For ~~Eurodollar Rate~~Term SOFR Loans: with an Interest Period of __________ month[s].
The Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.
DARDEN RESTAURANTS, INC., a Florida corporation
By:
Name:
Title:

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EXHIBIT B
[RESERVED]

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EXHIBIT C
FORM OF NOTE
[Date]
FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of September 10, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.
The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURE PAGE FOLLOWS]

AMERICAS/~~2023799649.1~~2023799649.6

DARDEN RESTAURANTS, INC., a Florida corporation
By:
Name:
Title:

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LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

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EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date: ________________,
To:    Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of September 10, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Darden Restaurants, Inc., a Florida corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
[1.    The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.]
[Use following paragraph 1 for fiscal quarter-end financial statements]
[1.    The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.]
2.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a reasonably detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.
3.    To the best knowledge of the undersigned [select one:] [no Default has occurred and is continuing.] or [the following is a list of each Default that has occurred and is continuing and its nature and status:]
4.    The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ________.
DARDEN RESTAURANTS, INC., a Florida corporation

AMERICAS/~~2023799649.1~~2023799649.6

By:
Name:
Title:

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For the Quarter/Year ended    (“Statement Date”)
SCHEDULE 11
to the Compliance Certificate
($ in 000’s)
I.    Section 7.08 – Consolidated Total Debt to Capitalization Ratio.

A.	Consolidated Indebtedness as of the Statement Date:	$________
B.	Excess Letter of Credit Obligations as of the Statement Date	$________
C.	Consolidated Lease Obligations as of the Statement Date	$________
D.	Consolidated Total Debt as of the Statement Date (Line A + Line B + (Line C x 6.00))	$________
E.	Stockholders’ Equity as of the Statement Date:	$________
F.	Consolidated Total Debt to Capitalization Ratio (Line D / (Line D + Line E)):	____ to 1.00

Maximum permitted: 0.75 to 1.00

1    In the event that the computation of the financial covenants herein conflicts with the Agreement, the terms of the Agreement shall control.

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EXHIBIT E
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.
1.    Assignor[s]:
2.    Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]
3.    Borrower: Darden Restaurants, Inc., a Florida corporation
4.    Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement.

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5.    Credit Agreement: Credit Agreement, dated as of September 10, 2021, among Darden Restaurants, Inc., the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.
6.    Assigned Interest[s]:

Assignor[s]	Assignee[s]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment /Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
		$	$	%

		$	$	%

		$	$	%

[7.    Trade Date: I
Effective Date: _____________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:
Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:
Title:
[Consented to and]2 Accepted:
BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Title:
2    To be inserted if the consent of the Administrative Agent is required by the Credit Agreement.

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[Consented to:]3
Darden Restaurants, Inc.,
as Borrower
By:
Title:
[Consented to:]4
BANK OF AMERICA, N.A.,
as L/C Issuer
By:
Title:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as L/C Issuer
By:
Title:
U.S. BANK NATIONAL ASSOCIATION,
as L/C Issuer
By:
Title:

3    To be inserted if the consent of the Borrower is required by the Credit Agreement.
4    To be inserted if the consent of each L/C Issuer is required by the Credit Agreement.

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ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1.    Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it has reviewed the list(s) of Competitors posted to the Platform and it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v), (vi) and (viii) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the] [such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee and (viii) (A) the source of any funds it is using to acquire the assigning Lender’s interest or to fund any Credit Extension is not and will not be plan assets as defined under the regulations of the Department of Labor of any Plan subject to Title I of ERISA or Section 4975 of the Code or (B) the assignment or Credit Extension is not and will not be a non-exempt prohibited transaction as defined in Section 406 of ERISA; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

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2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy, e-mail or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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EXHIBIT F

FORM OF EXTENSION AGREEMENT

Bank of America, N.A., as Administrative Agent forth Lenders party to the Credit Agreement referred to below
Ladies and Gentlemen:
The undersigned hereby agrees to extend, effective __________, 202_, its Commitment and the Maturity Date under the Credit Agreement, dated as of September 10, 2021 (as amended, supplemented or modified from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among Darden Restaurants, Inc., the Lenders party thereto and Bank of America, N.A., as Administrative Agent, for an additional one-year period to __________, 202__ pursuant to Section 2.17 of the Credit Agreement.
Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.
This Extension Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[NAME OF LENDER]

By:
Name:
Title:

Agreed and accepted:
DARDEN RESTAURANTS, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

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EXHIBIT G-1
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of September 10, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Darden Restaurants, Inc., a Florida corporation (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the Lenders from time to time party thereto (each a “Lender”, and collectively, the “Lenders”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.
Pursuant to the provisions of Section 3.01(f) of the Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a “10 percent shareholder” of any Borrower within the meaning of Section 871(h)(3) or 881(c)(3)(B) of the Code and (d) it is not a “controlled foreign corporation” related to any Borrower described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (b) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20__

AMERICAS/~~2023799649.1~~2023799649.6

EXHIBIT G-2
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of September 10, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Darden Restaurants, Inc., a Florida corporation (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the Lenders from time to time party thereto (each a “Lender”, and collectively, the “Lenders”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.
Pursuant to the provisions of Section 3.01(f) of the Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a “10 percent shareholder” of any Borrower within the meaning of Section 871(h)(3) or 881(c)(3)(B) of the Code and (d) it is not a “controlled foreign corporation” related to any Borrower described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20__

AMERICAS/~~2023799649.1~~2023799649.6

EXHIBIT G-3
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of September 10, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Darden Restaurants, Inc., a Florida corporation (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the Lenders from time to time party thereto (each a “Lender”, and collectively, the “Lenders”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.
Pursuant to the provisions of Section 3.01(f) of the Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a “10 percent shareholder” of any Borrower within the meaning of Section 871(h)(3) or 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a “controlled foreign corporation” related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20__

AMERICAS/~~2023799649.1~~2023799649.6

EXHIBIT G-4
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of September 10, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”), among Darden Restaurants, Inc., a Florida corporation (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the Lenders from time to time party thereto (each a “Lender”, and collectively, the “Lenders”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.
Pursuant to the provisions of Section 3.01(f) of the Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the Loans pursuant to this Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a “10 percent shareholder” of any Borrower within the meaning of Section 871(h)(3) or 881(c)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a “controlled foreign corporation” related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two (2) calendar years preceding such payments.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20__

AMERICAS/~~2023799649.1~~2023799649.6

SCHEDULE 1.01(a)

Existing Letters of Credit
None

AMERICAS/~~2023799649.1~~2023799649.6

SCHEDULE 2.01
COMMITMENTS

Lender	Commitment	Letter of Credit Commitment
Bank of America, N.A.	$180,000,000	$50,000,000
Wells Fargo Bank, National Association	$180,000,000	$50,000,000
U.S. Bank National Association	$180,000,000	$50,000,000
Truist Bank	$110,000,000
Fifth Third Bank, National Association	$110,000,000
Mizuho Bank, Ltd.	$60,000,000
Goldman Sachs Bank USA	$60,000,000
The Toronto-Dominion Bank, New York Branch	$60,000,000
PNC Bank, National Association	$60,000,000
Total	$1,000,000,000	$150,000,000

AMERICAS/~~2023799649.1~~2023799649.6

SCHEDULE 7.01
EXISTING MATERIAL LIENS
None

AMERICAS/~~2023799649.1~~2023799649.6

SCHEDULE 10.02
ADMINISTRATIVE AGENT’S OFFICE,
CERTAIN ADDRESSES FOR NOTICES
BORROWER:
Darden Restaurants, Inc.
1000 Darden Center Drive
Orlando, Florida 32837
Attention: Scott C. Brophy
Telephone: (407) 245-5778
Telecopier: (407) 241-7111
Electronic Mail: sbrophy@darden.com
Website Address: www.darden.com]
ADMINISTRATIVE AGENT:
Administrative Agent’s Office:
(for payments and Requests for Credit Extensions):
Bank of America, N.A.
~~101 North Tryon Street~~
~~One Independence Center~~Loan Servicing
Mail Code: ~~NC1-001-05-46~~
~~Charlotte, NC 28255-0001~~TX2-981-02-29
Building B
7105 Corporate Dr.
Plano, TX 75024
Attention: ~~Monique M. Haley~~KatlynTran, Loan Servicing Admin II
Telephone: ~~980.388.1043~~469.201.4056
Telecopier: ~~704.719.8510~~214.290.9714
Electronic Mail: ~~monique.haley@baml~~Katlyn.tran@bofa.com
Other Notices as Administrative Agent:
(for financial statements, compliance certificates, maturity extension and commitment change notices, etc.)
Bank of America, N.A.
Agency Management
~~901 Main Street~~
~~Bank of America Plaza~~
Mail Code: ~~TX1-492-14-19~~
~~Dallas~~TX2-981-02-29
Building B
7105 Corporate Dr.
Plano, TX ~~75202~~ 75024
Attention: ~~Ronaldo Naval~~David J. Smith, Vice President, Agency Management Officer II
Telephone: ~~214.209.1162~~
~~Telecopier: 877.511.6124~~214.209.4124
Electronic Mail: ~~ronaldo.naval@baml~~david.smith@bofa.com

AMERICAS/~~2023799649.1~~2023799649.6

L/C ISSUERS:
BANK OF AMERICA, N.A., as L/C Issuer
LC Issuer’s Office:
(for payments due LC Issuer only and new LC requests and amendments):
Bank of America~~, N.A.~~
 Trade Operations
~~1 Fleet Way~~
Mail Code: PA6-580-02-30
1 Fleet Way
Scranton, PA 18507
Telephone: 570.496.9619
Telecopier: 800.755.8740
Electronic Mail: tradeclientserviceteamus@bofa.com
Attention: Michael A. Grizzanti
Telephone: 570.496.9621
Telecopier: 800.755.8743
Electronic Mail: ~~tradeclientserviceteamus@baml~~micheal.a.grizzanti@bofa.com
WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Issuer

NOTICES:
Wells Fargo Bank, National Association
1808 Aston Ave., Suite 250
Carlsbad, CA 92008
Attn: Operations Group
Tel:     (760) 918-2700
Fax:     (760) 918-2727

With a copy to:
Wells Fargo Bank, National Association
1808 Aston Ave, Suite 250
Carlsbad, CA 92008
~~550 S. Tryon St., D1086-061~~
~~Charlotte, NC 28202~~
Attn: ~~Rob Rechkemmer~~Lorenza Tupaz-Frank
Tel: ~~704-410-1221~~ (760) 918- 2743
E-mail: ~~robert.rechkemmer~~Lorenza.J.Tupaz@wellsfargo.com

U.S. BANK NATIONAL ASSOCIATION, as LC Issuer

NOTICES:
U.S. Bank National Association
400 City Center
Oshkosh, WI 54901
Attn: NSLS Deal Administrator
Tel:     (920) 237-7601
Fax:     (920) 237-7993
Email: CLSSyndicationServicesTeam@USBank.com

AMERICAS/~~2023799649.1~~2023799649.6

AMERICAS/~~2023799649.1~~2023799649.6